 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 16, 1996
                                                     REGISTRATION NO. 333-10447
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 ------------

                             AMENDMENT NO. 3
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                 ------------
                       ALLIN COMMUNICATIONS CORPORATION
            (Exact name of Registrant as specified in its charter)

         DELAWARE                     7389                   25-1795265
      (State or other           (Primary Standard         (I.R.S. Employer
      jurisdiction of       Industrial Classification    Identification No.)
     incorporation or             Code Number)
       organization)
                             300 GREENTREE COMMONS
                             381 MANSFIELD AVENUE
                        PITTSBURGH, PENNSYLVANIA 15220
                                (412) 928-8800

  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                 ------------
                              RICHARD W. TALARICO
                            CHIEF EXECUTIVE OFFICER
                       ALLIN COMMUNICATIONS CORPORATION
                             300 GREENTREE COMMONS
                             381 MANSFIELD AVENUE
                        PITTSBURGH, PENNSYLVANIA 15220
                                (412) 928-8800

(Name, address, including zip code, and telephone number, including area code, of agent for service)
                                 ------------
                                  COPIES TO:
      BRYAN D. ROSENBERGER, ESQ.                PETER J. ROMEO, ESQ.
    ECKERT SEAMANS CHERIN & MELLOTT            HOGAN & HARTSON L.L.P.
     42ND FLOOR, 600 GRANT STREET               555 13TH STREET, N.W.
         PITTSBURGH, PA 15219                  WASHINGTON, D.C. 20004
            (412) 566-6000                         (202) 637-5600

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                                 ------------
  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
                                 ------------

                       AMENDING ITEM 16 OF PART II
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

                                    PART II

                  INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

  (a) Exhibits

    EXHIBIT
    NUMBER                         DESCRIPTION OF EXHIBIT
    -------                        ----------------------
   1        Form of Underwriting Agreement.*
   2.1      Stock Purchase Agreement dated August 14, 1996 by and among
            International Sports Marketing, Inc., Henry Posner, Jr., Thomas D.
            Wright, Michael J. Fetchko, James C. Roddey, Richard W. Talarico,
            John F. Hensler and the Registrant.*
   2.2      Agreement and Plan of Merger dated August 16, 1996 by and among
            Kent Consulting Group, Inc., Les Kent and the Registrant.*
   3(i)(a)  Certificate of Incorporation of the Registrant.*
   3(i)(b)  Certificate of Designation of the Registrant relating to Series A
            Convertible Redeemable Preferred Stock.*
   3(i)(c)  Certificate of Amendment to Certificate of Designation of the
            Registrant relating to the Series A Convertible Redeemable
            Preferred Stock.*
   3(ii)    By-laws of the Registrant.*
   4        Certificate of Designation of the Registrant relating to Series A
            Convertible Redeemable Preferred Stock and Certificate of Amendment
            relating thereto (filed as Exhibits (3)(i)(b) and 3(i)(c)).*
   5        Opinion of Eckert Seamans Cherin & Mellott.*
   10.1     Sublease Agreement dated August 1, 1996 between SeaVision, Inc. and
            Blair Haven Entertainment, Inc.*
   10.2     Assignment of Intellectual Property Rights dated October 3, 1994 by
            Brian K. Blair and
            R. Daniel Foreman in favor of SeaVision, Inc.*
   10.3     Registration Rights Agreement dated July 23, 1996 by and among the
            Registrant and certain of its stockholders.*
   10.4     Registration Rights Agreement dated July 23, 1996 by and among the
            Registrant and certain of its stockholders.*
   10.5     Note Conversion Agreement dated July 23, 1996 by and among the
            Registrant, Henry Posner, Jr., Thomas D. Wright, Terence M.
            Graunke, James C. Roddey and Richard W. Talarico.*
   10.6     License Agreement dated December 1, 1993 between Major League
            Alumni Marketing, Inc. and Hawthorne Sports Marketing, Inc.*
   10.7     Line of Credit Note, dated May 31, 1996, made by SeaVision, Inc. in favor of Integra Bank.*
   10.8     Form of 1996 Stock Plan of the Registrant.*
   10.9     Employment Agreement dated August 1, 1996 by and between the
            Registrant and Richard W. Talarico.*
   10.10    Employment Agreement dated August 1, 1996 by and between the
            Registrant and R. Daniel Foreman.*

    EXHIBIT
    NUMBER                         DESCRIPTION OF EXHIBIT
    -------                        ----------------------
   10.11    Employment Agreement dated August 1, 1996 by and between the
            Registrant and Brian K. Blair.*
   10.12    First Amended and Restated Agreement dated June 1, 1996 between
            SeaVision, Inc. and Celebrity Cruises Inc. (subject to request for confidential treatment).
   10.13    Agreement dated February 6, 1996 between SeaVision, Inc. and
            Carnival Corporation (subject to request for confidential
            treatment).
   10.14    Agreement dated August 8, 1996 by and between SeaVision, Inc. and
            Norwegian Cruise Line Limited (subject to request for confidential treatment).
   10.15    Installation Agreement dated September 9, 1996 by and between
            SeaVision, Inc. and Cunard Line Limited (subject to request for confidential treatment).
   10.16    Concession Agreement dated September 17, 1996 by and between
            SeaVision, Inc. and Royal Caribbean Cruise Line (subject to request for confidential treatment).
   10.17    Employment Agreement dated as of September 16, 1996 by and between the Registrant and Jon E. VanAmringe.*
   11       Computation of Earnings per Share.*
   21       Subsidiaries of the Registrant.*
   23.1     Consent of Eckert Seamans Cherin & Mellott (included in its opinion filed herewith as
            Exhibit 5).*
   23.2     Consent of Arthur Andersen LLP.*
   23.3     Consent of Richard S. Trutanic.*
   24       Power of Attorney (included in the Signature Page).*
   27       Financial Data Schedule.*

--------
* Previously filed.

  (b) Financial Statement Schedules.

  The following financial statement schedule is included in Part II of this Registration Statement and should be read in conjunction with the Financial Statements and notes thereto included elsewhere herein.

II. Valuation and Qualifying Accounts

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment no. 3 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania on October 16, 1996.

                                       ALLIN COMMUNICATIONS CORPORATION

                                       By: /s/ Richard W. Talarico
                                          -----------------------------
                                          Richard W. Talarico
                                          Chairman of the Board and
                                          Chief Executive Officer


  Pursuant to the requirements of the Securities Act of 1933, this amendment no. 3 to registration statement has been signed by the following persons in the capacities and on the dates indicated.

      SIGNATURE                         TITLE                       DATE
      ---------                         -----                       ----


/s/ Richard W. Talarico     Chairman of the Board and          October 16, 1996
-------------------------   Chief Executive Officer
Richard W. Talarico         (principal executive officer)



/s/ Jon E. VanAmringe       Chief Financial Officer and        October 16, 1996
-------------------------   Treasurer (principal
Jon E. VanAmringe           financial and accounting officer)



         *                  Director                           October 16, 1996
-------------------------
R. Daniel Foreman


         *                  Director                           October 16, 1996
-------------------------
Brian K. Blair



         *                  Director                           October 16, 1996
-------------------------
William C. Kavan



         *                  Director                           October 16, 1996
-------------------------
James C. Roddey


*By: /s/ Richard W. Talarico
     -----------------------
     Richard W. Talarico
     Attorney-in-Fact

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Allin Communications Corporation:

  We have audited, in accordance with generally accepted auditing standards, the consolidated financial statements of Allin Communications Corporation (a Delaware corporation) and subsidiaries, included in this registration statement and have issued our report thereon dated October 2, 1996. Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. Schedule II, which is the responsibility of the Company's management, is presented for the purpose of complying with the Securities and Exchange Commission's rules and is not part of the basic consolidated financial statements. This schedule has been subjected to the auditing procedures applied in the audit of the basic consolidated financial statements and, in our opinion, fairly states in all material aspects the financial data required to be set forth in relation to the basic consolidated financial statements taken as a whole.

                                                            Arthur Andersen LLP

Pittsburgh, Pennsylvania
October 2, 1996

                                                                     SCHEDULE II

                        ALLIN COMMUNICATIONS CORPORATION
                       VALUATION AND QUALIFYING ACCOUNTS

                                           BALANCE  ADDITIONS            BALANCE
                                             AT      CHARGED             AT END
                                          BEGINNING    TO                  OF
                                          OF PERIOD EXPENSES  DEDUCTIONS PERIOD
                                          --------- --------- ---------- -------
KENT CONSULTING GROUP, INC.
Deferred tax asset valuation
Year Ended March 31, 1994................  $  --     $60,000    $  --    $60,000
Period Ended December 31, 1994...........  60,000        --        --     60,000
Year Ended December 31, 1995.............  60,000        --     60,000       --
Six Months Ended June 30, 1996...........     --         --        --        --

                                 EXHIBIT INDEX

    EXHIBIT
    NUMBER                        DESCRIPTION OF EXHIBITS
    -------                       -----------------------
   1        Form of Underwriting Agreement.*
   2.1      Stock Purchase Agreement dated August 14, 1996 by and among
            International Sports Marketing, Inc., Henry Posner, Jr., Thomas D.
            Wright, Michael J. Fetchko, James C. Roddey, Richard W. Talarico,
            John F. Hensler and the Registrant.*
   2.2      Agreement and Plan of Merger dated August 16, 1996 by and among
            Kent Consulting Group, Inc., Les Kent and Allin Communications
            Corporation.*
   3(i)(a)  Certificate of Incorporation of the Registrant.*
   3(i)(b)  Certificate of Designation of the Registrant relating to Series A
            Convertible Redeemable Preferred Stock.*
   3(i)(c)  Certificate of Amendment to Certificate of Designation relating to the Series A Convertible Redeemable Preferred Stock.*
   3(ii)    By-laws of the Registrant.*
   4        Certificate of Designation of the Registrant relating to Series A
            Convertible Redeemable Preferred Stock and Certificate of Amendment
            relating thereto (filed as Exhibits (3)(i)(b) and 3(i)(c)).*
   5        Opinion of Eckert Seamans Cherin & Mellott.*
   10.1     Sublease Agreement dated August 1, 1996 between SeaVision, Inc. and
            Blair Haven Entertainment, Inc.*
   10.2     Assignment of Intellectual Property Rights dated October 3, 1994 by
            Brian K. Blair and R. Daniel Foreman in favor of SeaVision, Inc.*
   10.3     Registration Rights Agreement dated July 23, 1996 by and among the
            Registrant and certain of its stockholders.*
   10.4     Registration Rights Agreement dated July 23, 1996 by and among the
            Registrant and certain of its stockholders.*
   10.5     Note Conversion Agreement dated July 23, 1996 by and among the
            Registrant, Henry Posner, Jr., Thomas D. Wright, Terence M.
            Graunke, James C. Roddey and Richard W. Talarico.*
   10.6     License Agreement dated December 1, 1993 between Major League
            Alumni Marketing, Inc. and Hawthorne Sports Marketing, Inc.*
   10.7     Line of Credit Note, dated May 31, 1996, made by SeaVision, Inc. in favor of Integra Bank.*
   10.8     Form of 1996 Stock Plan of the Registrant.*
   10.9     Employment Agreement dated August 1, 1996 by and between the
            Registrant and Richard W. Talarico.*
   10.10    Employment Agreement dated August 1, 1996 by and between the
            Registrant and R. Daniel Foreman.*
   10.11    Employment Agreement dated August 1, 1996 by and between the
            Registrant and Brian K. Blair.*
   10.12    First Amended and Restated Agreement dated June 1, 1996 between
            SeaVision, Inc. and Celebrity Cruises Inc. (subject to request for confidential treatment).
   10.13    Agreement dated February 6, 1996 between SeaVision, Inc. and
            Carnival Corporation (subject to request for confidential
            treatment).

    EXHIBIT
    NUMBER                        DESCRIPTION OF EXHIBITS
    -------                       -----------------------
   10.14    Agreement dated August 8, 1996 by and between SeaVision, Inc. and
            Norwegian Cruise Line Limited (subject to request for confidential treatment).
   10.15    Installation Agreement dated September 9, 1996 by and between
            SeaVision, Inc. and Cunard Line Limited (subject to request for confidential treatment).
   10.16    Concession Agreement dated September 17, 1996 by and between
            SeaVision, Inc. and Royal Caribbean Cruise Line (subject to request for confidential treatment).
   10.17    Employment Agreement dated as of September 16, 1996 by and between the Registrant and Jon E. VanAmringe.*
   11       Computation of Earnings per Share.*
   21       Subsidiaries of the Registrant.*
   23.1     Consent of Eckert Seamans Cherin & Mellott (included in its opinion filed herewith as
            Exhibit 5).*
   23.2     Consent of Arthur Andersen LLP.*
   23.3     Consent of Richard S. Trutanic.*
   24       Power of Attorney (included in the Signature Page).*
   27       Financial Data Schedule.*

--------
* Previously filed.